UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 10, 2006

NATIONAL BEEF PACKING COMPANY, LLC
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(Exact name of registrant as specified in its charter)

Delaware	333-111407	48-1129505

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

12200 North Ambassador Drive, Kansas City, MO 64163
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(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code        (800) 449-2333
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Not Applicable
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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD.

            On October 10, 2006 the Company issued a press release announcing reduced operating hours due to prolonged negative industry margins.  A copy of the press release is included in Exhibit 99.1 attached hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)        Exhibits.  The following exhibit is furnished pursuant to Item 7.01.

99.1     Press Release dated October 10, 2006.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Beef Packing Company, LLC

Date:  October 10, 2006

By: /s/ Jay D. Nielsen
      Jay D. Nielsen, Chief Financial Officer